Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO
SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1, dated as of May 2, 2019 (this “Amendment”), to the SECURITIES PURCHASE AGREEMENT (the “Securities Purchase Agreement”), dated as of April 16, 2019, by and among China SXT Pharmaceuticals, Inc., a company organized under the laws of the British Virgin Islands with offices located at 178 Taidong Rd North, Taizhou, Jiangsu, China (the “Company”), and the investors signatory thereto (including, the undersigned investor (the “Investor”)). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Securities Purchase Agreement shall be used herein as therein defined.

A. The Company and the Buyers entered into the Securities Purchase Agreement pursuant to which the Investor, as a Buyer, agreed to purchase certain Notes and Warrants of the Company, upon the terms and subject to the conditions set forth therein.

B. As of time this Amendment is being executed, the Closing has not yet occurred.

C. In connection with certain discussions with, and comments by, the Principal Market, the Company desires to amend the Securities Purchase Agreement as provided herein.

D. Concurrently herewith, each other Buyer (each, an “Other Investor”) has received amendments in the form of this Amendment (each, an “Other Amendment”, and together with this Amendment, the “Amendments”).

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. AMENDMENTS. Effective as of the time the Company and the Investor shall have executed and delivered this Amendment and the Company and each of the Other Investors shall have executed and delivered the Other Amendments (the “Amendment Time”), the following shall occur:

(a) Securities Purchase Agreement. As of the Amendment Time, the Securities Purchase Agreement is hereby amended as follows:

(i) The definition of “Agreement” as defined in the Securities Purchase Agreement, is hereby amended to include this Amendment. The definition of “Securities Purchase Agreement”, as defined by each other Transaction Document, is hereby amended to include this Amendment.

(ii) Recital G of the Securities Purchase Agreement is hereby amended and restated as follows:

G. Except as may be otherwise limited hereby, the Notes will rank senior to all outstanding and future indebtedness of the Company, and its Subsidiaries (as defined below) and each of Series B Notes will be secured by a first priority perfected security interest in the corresponding Investor Note (as defined below) of such holder of Series B Notes (such portion of the Series B Notes with respect thereto, together with any ancillary documents related to such security interest, collectively, the “Security Documents”)

(iii) The definition of “Conversion Shares” is hereby amended to include the Pre-Delivery Shares (as defined in the Notes).

(iv)   The definition of “Transaction Documents” is hereby amended to remove the Pledge Agreement.

(v) Section 4 of the Securities Purchase Agreement is hereby amended to add the following covenant:

(aa) Return of Pre-Delivery Shares; Holding Period. Such Buyers hereby covenant and agree that, in accordance with the terms of the Note, any outstanding Pre-Delivery Shares issued to the Holder (excluding all Pre-Delivery Conversion Shares (as defined in the Notes) issued to the Holder (or its designee)) that remains outstanding following the repayment in full of all obligations outstanding under the Notes issued to the Holder and the other Transaction Documents shall be returned to the Company for cancellation. For the purposes of Rule 144, the Company acknowledges that the holding period of the Pre-Delivery Shares may be tacked onto the holding period of Notes and shall, consequently, be deemed to have been issued as of the Closing Date for purposes of Rule 144 and the Company agrees not to take a position contrary to this Section 4(aa).

(vi)   Section 4(g) of the Securities Purchase Agreement is hereby amended by replacing $75,000 with $90,000.

(vii) Section 4(i) of the Securities Purchase Agreement is hereby amended to delete “the form of Pledge Agreement,”.

(viii) Section 7(a)(xvii) of the Securities Purchase Agreement is hereby amended and restated as “[Intentionally Omitted]”.

(ix)   Section 7(a)(xviii) of the Securities Purchase Agreement is hereby amended and restated as “[Intentionally Omitted]”.

(x) Section 7(a)(xix) of the Securities Purchase Agreement is hereby amended and restated as follows

(xvii) At or prior to the Closing Date, the Company shall deliver an aggregate of four million Pre-Delivery Shares to the Buyers (two million Pre-Delivery Shares to each Buyer), registered in such name as each such Buyer shall direct, in certificated form bearing only the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES

(b) Form of Notes. As of the Amendment Time, (i) “Exhibit A-1” of the Securities Purchase Agreement is hereby amended and restated in the form of Exhibit A-1 attached hereto (the “New Form of Series A Note”) and (ii) “Exhibit A-2” of the Securities Purchase Agreement is hereby amended and restated in the form of Exhibit A-2 attached hereto (the “New Form of Series B Note”).

(c) Maximum Percentage of Warrants. The Maximum Percentage (as defined in each of the Warrants) is hereby amended from 4.99% to 9.99%.

2. REPRESENTATIONS AND WARRANTIES

(a) Investor Bring Down. The Investor hereby makes the representations and warranties as to itself only as set forth in Section 2 of the Securities Purchase Agreement (as amended hereby) as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Amendment.

(b) Company Bring Down. The Company hereby makes the representations and warranties to the Investor as set forth in Section 3 of the Securities Purchase Agreement (as amended hereby) as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Amendment.

3. MISCELLANEOUS

(a) Disclosure of Transactions and Other Material Information. The Company shall, on or before 9:30 a.m. (but in no event prior to 9:15 a.m.), New York time, on the first Trading Day after the date of this Agreement, file a Report of Foreign Issuer on Form 6-K/A, describing all the material terms of the transactions contemplated by this Amendment in the form required by the 1934 Act, attaching this Amendment and amending and restating Exhibit 2 of the Company’s Report of Foreign Issuer on Form 6-K, filed with the SEC on April 16, 2018 with the New Form of Series A Note and the New Form of Series B Note and deleting Exhibit 9 (including all attachments, the “6-K/A Filing”). From and after the 6-K/A Filing, the Company shall have disclosed all material, non-public information (if any) delivered to the Investor by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Amendments and the Transaction Documents. In addition, effective upon the filing of the 6-K/A Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate.

(b) Acknowledgement; Reaffirmation of Obligations; Consent. The Company hereby confirms and agrees that following the Amendment Time, except as set forth in Section 1 above, the Securities Purchase Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

(c) General. The provisions of Section 9 of the Securities Purchase Agreement are hereby incorporated by reference herein, mutatis mutandis.

(d) Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(e) Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Person with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby (each a “Settlement Document”), is or will be more favorable to such Person than those of the Investor and this Amendment. If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Investor immediately following the occurrence thereof and (ii) the terms and conditions of this Amendment shall be, without any further action by the Investor or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Investor may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Amendment shall apply to the Investor as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Investor. The provisions of this Section 3(e) shall apply similarly and equally to each Settlement Document.

(f) Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Amendment are several and not joint with the obligations of any Other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any Other Amendment. Nothing contained herein or in any Other Amendment, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and Other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment or any Other Amendment and the Company acknowledges that, to the best of its knowledge, the Investor and the Other Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment or any Other Amendment. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

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IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to the Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

CHINA SXT PHARMACEUTICALS, INC.

By:	/s/ Feng Zhou
Name: Feng Zhou
Title: Chief Executive Officer

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to the Securities Purchase Agreement to be duly executed as of the date first written above.

INVESTOR:

Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B

By:	/s/ Waqas Khatri
Name: Waqas Khatri
Title: Director

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to the Securities Purchase Agreement to be duly executed as of the date first written above.

INVESTOR:

HUDSON BAY MASTER FUND LTD

By:	/s/ George Antonopoulos
Name: George Antonopoulos
Title: Authorized Signatory

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